Exhibit 99.16(1)(xv)

ARTICLES SUPPLEMENTARY

TO

ARTICLES OF INCORPORATION

OF

LORD ABBETT RESEARCH FUND, INC.

LORD ABBETT RESEARCH FUND, INC. (hereinafter called the “Corporation”), a Maryland corporation having its principal office c/o The Prentice-Hall Corporation System, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202, hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The Corporation presently has authority to issue 1,930,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $1,930,000. The Board of Directors previously has classified and designated the authorized shares of the Corporation as follows:

Lord Abbett Calibrated Dividend Growth Fund

Class A—300,000,000 shares
Class B—30,000,000 shares
Class C—20,000,000 shares
Class F—30,000,000 shares
Class I—100,000,000 shares
Class P—20,000,000 shares
Class R2—30,000,000 shares
Class R3—30,000,000 shares

Lord Abbett Classic Stock Fund

Class A—200,000,000 shares
Class B—30,000,000 shares
Class C—20,000,000 shares
Class F—30,000,000 shares
Class I—30,000,000 shares
Class P—20,000,000 shares
Class R2—30,000,000 shares
Class R3—30,000,000 shares

Lord Abbett Growth Opportunities Fund

Class A—100,000,000 shares
Class B—30,000,000 shares
Class C—20,000,000 shares
Class F—30,000,000 shares
Class I—30,000,000 shares
Class P—20,000,000 shares
Class R2—30,000,000 shares
Class R3—30,000,000 shares

Small-Cap Value Series

Class A—300,000,000 shares
Class B—30,000,000 shares
Class C—20,000,000 shares
Class F—30,000,000 shares
Class I—200,000,000 shares
Class P—50,000,000 shares
Class R2—30,000,000 shares
Class R3—30,000,000 shares

SECOND: Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, the Board of Directors hereby: (i) reclassifies as authorized but unclassified shares of the Corporation the following classes and shares of the Lord Abbett Classic Stock Fund: 100,000,000 Class A shares, 30,000,000 Class B shares, 30,000,000 Class F shares, 30,000,000 Class I shares, 20,000,000 Class P shares, 30,000,000 Class R2 shares, and 30,000,000 class R3 shares; and (ii) reclassifies 100,000,000 Class A shares and 20,000,000 Class C shares of the Lord Abbett Classic Stock Fund as 100,000,000 Class A shares and 20,000,000 Class C shares, respectively, of the Lord Abbett Calibrated Dividend Growth Fund.

THIRD: Subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation hereby classified as specified in Article Second above shall be invested in the same investment portfolio of the Corporation as the other classes of their respective series and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and

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conditions of redemption set forth in Article V of the Articles of Incorporation, as amended (“the Articles”), and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

FOURTH: Following the reclassification of authorized shares as specified in Article Second above, the shares of capital stock of the Corporation shall be classified and designated as follows:

Authorized but Unclassified Stock of the Corporation

270,000,000 shares

Lord Abbett Calibrated Dividend Growth Fund

Class A—400,000,000 shares
Class B—30,000,000 shares
Class C—40,000,000 shares
Class F—30,000,000 shares
Class I—100,000,000 shares
Class P—20,000,000 shares
Class R2—30,000,000 shares
Class R3—30,000,000 shares

Lord Abbett Classic Stock Fund

Class A—0 shares
Class B—0 shares
Class C—0 shares
Class F—0 shares
Class I—0 shares
Class P—0 shares
Class R2—0 shares
Class R3—0 shares

Lord Abbett Growth Opportunities Fund

Class A—100,000,000 shares
Class B—30,000,000 shares
Class C—20,000,000 shares
Class F—30,000,000 shares
Class I—30,000,000 shares
Class P—20,000,000 shares
Class R2—30,000,000 shares
Class R3—30,000,000 shares

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Small-Cap Value Series

Class A—300,000,000 shares
Class B—30,000,000 shares
Class C—20,000,000 shares
Class F—30,000,000 shares
Class I—200,000,000 shares
Class P—50,000,000 shares
Class R2—30,000,000 shares
Class R3—30,000,000 shares

FIFTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940. The shares of stock of the Corporation hereby classified or reclassified as specified in Article Second above have been duly classified by the Board of Directors under the authority contained in the Articles.

SIXTH: Pursuant to § 2-208.1(d)(2) of the Maryland General Corporation Law, the articles supplementary to the Articles set forth herein shall become effective on December 3, 2013.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Vice President and Secretary and witnessed by its Vice President and Assistant Secretary on December 2, 2013.

LORD ABBETT RESEARCH FUND, INC.

By:	/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Vice President and Secretary

WITNESS:

/s/ Thomas R. Phillips

Thomas R. Phillips

Vice President and Assistant Secretary

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THE UNDERSIGNED, Vice President and Secretary of LORD ABBETT RESEARCH FUND, INC., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Vice President and Secretary
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